Enterprise Financial Services Corp 2022 First Quarter Earnings Webcast Exhibit 99.2

Forward-Looking Statements Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, shareholder value creation and the impact of the Company's integration of First Choice Bancorp ("First Choice") and other acquisitions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, the Company’s ability to efficiently integrate acquisitions, including the First Choice acquisition, into its operations, retain the customers of these businesses and grow the acquired operations, as well as credit risk, changes in the appraised valuation of real estate securing impaired loans, outcomes of litigation and other contingencies, exposure to general and local economic conditions, risks associated with rapid increases or decreases in prevailing interest rates, consolidation in the banking industry, competition from banks and other financial institutions, the Company’s ability to attract and retain relationship officers and other key personnel, burdens imposed by federal and state regulation, changes in regulatory requirements, changes in accounting policies and practices or accounting standards, changes in the method of determining LIBOR and the phase out of LIBOR, natural disasters, war (including the war in Ukraine) or terrorist activities, or pandemics, including the COVID-19 pandemic, and their effects on economic and business environments in which we operate, including the ongoing disruption to the financial market and other economic activity caused by the COVID-19 pandemic, and those factors and risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the Company’s other filings with the SEC. For any forward-looking statements made in this press release or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Except to the extent required by applicable law or regulation, EFSC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. 2

Financial Highlights - 1Q22 Capital • Tangible Common Equity/Tangible Assets* 7.62%; Adjusted for PPP* 7.70% • Accumulated other comprehensive income declined $78.0 million primarily from a decrease in the fair value of the available-for-sale investment portfolio • Quarterly dividend of $0.21 per common share, increased 5% to $0.22 in second quarter 2022 • Declared and paid first preferred stock dividend of $1.2 million • Repurchased 351,090 shares at an average price of $48.35 per share • Net Income $47.7 million; EPS $1.23 • PPNR* $57.0 million • ROAA 1.42%; PPNR ROAA* 1.70% • ROATCE* 17.49% Earnings *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Loans & Deposits • Total Loans $9.1 billion • PPP Loans, $134 million, net of deferred fees • Loan/Deposits 77% • Total Deposits $11.7 billion • Noninterest-bearing Deposits/Total Deposits 42% Asset Quality • Nonperforming Assets/Assets 0.17% • Nonperforming Loans/Loans 0.23% • Allowance Coverage Ratio 1.54%; 1.73% adjusted for guaranteed loans including PPP 3

Areas of Focus Organic Loan Growth and Pipeline Expand Tax Credit Business, Geographically • Strategically Deploy $60 Million New Markets Tax Credit Allocation Talent Acquisitions to Accelerate Higher Growth • Complementary California Associates • Practice Finance • Phoenix • Texas Continued Integration of California Market 4

In Millions 24% Total Loan Growth *Excludes First Choice PPP loans of $206 million included in acquisition total. First Choice $1,944 Total Loan Trends PPP* $233 PPP $134 PPP $738 PPP $397 PPP $272 5

Loan Details - LTM 1Q22 1Q21 LTM Change First Choice Net Organic Change C&I $ 1,498 $ 1,049 $ 449 $ 269 $ 180 CRE, Investor Owned 1,983 1,491 492 568 (76) CRE, Owner Occupied 1,138 806 332 278 54 SBA loans*1 1,250 941 309 158 151 Sponsor Finance* 641 394 247 — 247 Life Insurance Premium Financing* 636 543 93 — 93 Tax Credits* 518 388 130 — 130 Residential Real Estate 410 300 110 143 (33) Construction and Land Development 611 438 173 153 20 Other 237 201 36 32 4 Subtotal $ 8,922 $ 6,551 $ 2,371 $ 1,601 $ 770 SBA PPP loans 134 738 (604) 78 (682) Total Loans $ 9,056 $ 7,289 $ 1,767 $ 1,679 $ 88 *Specialty loan category. 1Includes $1.0 billion and $617 million of SBA guaranteed loans for 1Q22 and 1Q21, respectively. In Millions 6

Loan Details - QTR 1Q22 4Q21 QTR Change C&I $ 1,498 $ 1,538 $ (40) CRE, Investor Owned 1,983 1,955 28 CRE, Owner Occupied 1,138 1,113 25 SBA loans*1 1,250 1,241 9 Sponsor Finance* 641 508 133 Life Insurance Premium Financing* 636 594 42 Tax Credits* 518 487 31 Residential Real Estate 410 431 (21) Construction and Land Development 611 626 (15) Other 237 253 (16) Subtotal $ 8,922 $ 8,746 $ 176 SBA PPP loans 134 272 (138) Total Loans $ 9,056 $ 9,018 $ 38 *Specialty loan category. 1Includes $1.0 billion and $854 million of SBA guaranteed loans for 1Q22 and 4Q21, respectively. In Millions 7

Total Loans By Business Unit In Millions Note: Excludes PPP and Other loans **4Q21 and 1Q22 include First Choice acquisition *4Q21 and 1Q22 include acquired First Choice SBA loans 8

Specialty Deposits Community Associations $767 million in deposit accounts specifically designed to serve the needs of community associations. Property Management $480 million in deposits. Specializing in the compliance of Property Management Trust Accounts. Third-Party Escrow $587 million in deposits. Growing product line providing independent escrow services. Trust Services $67 million in deposit accounts. Providing services to nondepository trust companies. Specialty deposits of $2.5 billion represent 21% of total deposits. Includes high composition of noninterest-bearing deposits with a low cost of funds. Other $594 million in deposit accounts primarily related to Sponsor Finance and Life Insurance Premium Financing loans. 1Q21 2Q21 3Q21 4Q21 1Q22 Community Assoc Property Mgmt Third- Party Escrow Trust Services Other $— $250 $500 $750 In Millions 9

Earnings Per Share Trend - 1Q22 Change in EPS 10

Net Interest Income Trend In Millions 28% NII Growth PPP Income $2.9 PPP Income $8.5 PPP Income $7.9 PPP Income $6.0 * First Choice acquisition completed 7/21/21. PPP Income $4.9 11

Net Interest Margin Components of Interest-bearing LiabilitiesComponents of Interest-earning Assets 4Q21 3.32 % Cash/Liquidity (0.04) % Loans 0.01 % Investments (0.01) % 1Q22 3.28 % Net Interest Margin Trend Net Interest Margin Bridge 12

Credit Trends for Loans 1Q22 4Q21 1Q21 NPAs/Assets 0.17% 0.23% 0.42% NPLs/Loans 0.23% 0.31% 0.50% ACL/NPLs 657.9% 517.6% 358.8% ACL/Loans** 1.73% 1.84% 2.22% Annualized Net Charge-offs (Recoveries) to Average Loans In Millions bps bps bps bps bps In Millions Loan Growth and Average Line of Credit Utilization* *Excludes acquisition of Seacoast for 4Q20 & First Choice for 3Q21 **Excludes guaranteed loans. *Excludes acquisition of First Choice for 3Q21 **Excludes guaranteed loans. 13

Allowance for Credit Losses for Loans In Thousands • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Changes in macroeconomic and qualitative factors 1Q22 In Thousands Loans ACL ACL as a % of Loans Commercial and industrial $ 3,398,723 $ 60,975 1.79 % Commercial real estate 4,278,138 53,232 1.24 % Construction real estate 702,630 12,983 1.85 % Residential real estate 432,639 7,109 1.64 % Other 243,943 4,913 2.01 % Total $ 9,056,073 $ 139,212 1.54 % Reserves on sponsor finance, which is included in the categories above, represented $19.1 million. Total ACL percentage of loans excluding PPP and other government guaranteed loans was 1.73% Key Assumptions: • Reasonable and supportable forecast period is one year with a one year reversion period. • Forecast considers a weighted average of baseline, upside and downside scenarios. • Primary macroeconomic factors: ◦ Percentage change in GDP ◦ Unemployment ◦ Percentage change in Retail Sales ◦ Percentage change in CRE Index 14

Noninterest Income Trend Other Fee Income DetailFee Income In Millions 12.5% 16.5% 15.3% 18.1% 15.6% 15

Operating Expenses Trend Other Operating Expenses DetailOperating Expenses In Millions 55.2% 51.9% 51.3% 49.2% 52.4% 16

Capital

Tangible Common Equity/Tangible Assets*


8.84%
8.66%
8.71%
8.31%
7.70%
1Q21
2Q21
3Q21
4Q21
1Q22

Regulatory Capital


10.0%
8.0%
6.5%
Minimum "Well Capitalized" Ratio
15.1%
14.9%
14.5%
14.7%
14.4%
12.3%
12.3%
12.2%
13.0%
12.7%
11.0%
11.1%
11.2%
11.3%
11.0%
1Q21
2Q21
3Q21
4Q21
1Q22
CET1
Tier 1
Total Risk Based Capital

*A Non-GAAP Measure, Refer to Appendix for Reconciliation. Excludes PPP loans.

TBV and Dividends per Share


$0.18
$0.18
$0.19
$0.20
$0.21
$25.92
$26.85
$27.38
$28.28
$27.06
1Q21
2Q21
3Q21
4Q21
1Q22
TBV/Share
Dividends per Share

EFSC Capital Strategy: Low Cost - Highly Flexible

High Capital Retention Rate
- Strong earnings profile
- Sustainable dividend profile

Supporting Robust Asset Growth
- Organic loan and deposit growth
- High quality M&A to enhance commercial franchise and geographic diversification

Maintain High Quality Capital Stack
- Minimize WACC over time (preferred, sub debt, etc.)
- Optimize capital levels T1 Common ~10%, Tier 1 ~12%, and Total Capital ~14%

Maintain 8-9% TCE
- Common stock repurchases
  - 351,090 repurchased at average price of $48.35 in 1Q22
- M&A deal structures
- Drives ROATCE above peer levels

17

Appendix First Quarter 2022 Earnings Webcast

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, ROATCE, PPNR, PPNR return on average assets (“PPNR ROAA”), financial metrics adjusted for PPP impact, core efficiency ratio, and the tangible common equity ratio, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, ROATCE, PPNR, PPNR ROAA, financial metrics adjusted for PPP impact, core efficency ratio and the tangible common equity ratio, collectively “core performance measures,” presented in this report and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include exclude certain other income and expense items, such as merger related expenses, facilities charges, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. 19

Reconciliation of Non-GAAP Financial Measures Quarter ended ($ in thousands) Mar 31, 2022 Dec 31, 2021 Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 SHAREHOLDERS’ EQUITY TO TANGIBLE COMMON EQUITY AND TOTAL ASSETS TO TANGIBLE ASSETS Shareholders’ equity $ 1,473,177 $ 1,529,116 $ 1,439,635 $ 1,118,301 $ 1,092,497 Less preferred stock 71,988 71,988 — — — Less goodwill 365,164 365,164 365,415 260,567 260,567 Less intangible assets 20,855 22,286 23,777 20,358 21,670 Tangible common equity $ 1,015,170 $ 1,069,678 $ 1,050,443 $ 837,376 $ 810,260 Total assets $ 13,706,769 $ 13,537,358 $ 12,888,016 $ 10,346,993 $ 10,190,699 Less goodwill 365,164 365,164 365,415 260,567 260,567 Less intangible assets 20,855 22,286 23,777 20,358 21,670 Tangible assets $ 13,320,750 $ 13,149,908 $ 12,498,824 $ 10,066,068 $ 9,908,462 Tangible common equity to tangible assets 7.62% 8.13% 8.40% 8.32% 8.18% 20

Reconciliation of Non-GAAP Financial Measures Quarter ended ($ in thousands) Mar 31, 2022 Dec 31, 2021 Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 CALCULATION OF PRE-PROVISION NET REVENUE Net interest income $ 101,165 $ 102,060 $ 97,273 $ 81,738 $ 79,123 Noninterest income 18,641 22,630 17,619 16,204 11,290 Less noninterest expense 62,800 63,694 76,885 52,456 52,884 Branch-closure expenses — — 3,441 — — Merger-related expenses — 2,320 14,671 1,949 3,142 PPNR $ 57,006 $ 63,316 $ 56,119 $ 47,435 $ 40,671 Average assets $ 13,614,003 $ 13,267,193 $ 12,334,558 $ 10,281,344 $ 9,940,052 ROAA - GAAP net income 1.42% 1.52% 0.45% 1.50% 1.22 % PPNR ROAA - PPNR 1.70% 1.89% 1.81% 1.85% 1.66 % Quarter ended ($ in thousands) Mar 31, 2022 Dec 31, 2021 Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 IMPACT OF PAYCHECK PROTECTION PROGRAM Tangible assets - Non-GAAP (see reconciliation above) $ 13,320,750 $ 13,149,908 $ 12,498,824 $ 10,066,068 $ 9,908,462 PPP loans outstanding, net (134,084) (271,958) (438,959) (396,660) (737,660) Adjusted tangible assets - Non-GAAP $ 13,186,666 $ 12,877,950 $ 12,059,865 $ 9,669,408 $ 9,170,802 Tangible common equity Non - GAAP (see reconciliation above) $ 1,015,170 $ 1,069,678 $ 1,050,443 $ 837,376 $ 810,260 Tangible common equity to tangible assets 7.62% 8.13% 8.40% 8.32% 8.18 % Tangible common equity to tangible assets - adjusted tangible assets 7.70% 8.31% 8.71% 8.66% 8.84 % AVERAGE SHAREHOLDERS’ EQUITY AND AVERAGE TANGIBLE COMMON EQUITY Average shareholder’s equity $ 1,536,221 Less average preferred stock 71,988 Less average goodwill 365,164 Less average intangible assets 21,540 Average tangible common equity $ 1,077,529 Return on average tangible common equity 17.49% 21

Reconciliation of Non-GAAP Financial Measures Quarter ended ($ in thousands) Mar 31, 2022 Dec 31, 2021 Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 CORE PERFORMANCE MEASURES Net interest income 101,165 102,060 97,273 81,738 79,123 Noninterest income 18,641 22,630 17,619 16,204 11,290 Less gain on sale of other real estate owned 19 — 335 549 — Core noninterest income 18,622 22,630 17,284 15,655 11,290 Core revenue 119,787 124,690 114,557 97,393 90,413 Noninterest expense 62,800 63,694 76,885 52,456 52,884 Less branch closure expenses — — 3,441 — — Less merger-related expenses — 2,320 14,671 1,949 3,142 Core noninterest expense 62,800 61,374 58,773 50,507 49,742 Core efficiency ratio 52.43% 49.22% 51.30% 51.86% 55.02% 22

Q & A First Quarter 2022 Earnings Webcast